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                                                                    EXHIBIT 10.4


                        SECOND EXTENSION AND AMENDMENT TO
                              FORBEARANCE AGREEMENT


       Second Extension and Amendment dated as of July 31, 2001 (this "Amendment") to Forbearance Agreement dated as of May 17, 2001, as amended by Amendment to Forbearance Agreement and Limited Waiver dated as of June 21, 2001 and an Extension and Amendment dated as of June 29, 2001 (as so amended, the "Forbearance Agreement") by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Aztec"), BLUEFLAME INC. (DE) (f/k/a PROFESSIONAL COMPUTER SOLUTIONS, INC.) ("Blueflame" and together with Aztec, collectively called the "Borrower"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans under the Credit Agreement (as defined below), FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (the "Banks") relating to the Revolving Credit Agreement dated as of July 27, 1998 by and among the Borrower, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"). Terms not otherwise defined herein which are defined in the Forbearance Agreement, or if not defined therein, in the Credit Agreement, shall have the same respective meanings herein as therein.

       WHEREAS, the Forbearance Agreement is scheduled to expire July 31, 2001 and the Borrower has requested an extension of the Forbearance Period until August 31, 2001; and

       WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Forbearance Agreement and grant such extension as specifically set forth in this Amendment;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       SECTION 1. EXTENSION AND AMENDMENT. (a) Section 1(a) of the Forbearance Agreement is hereby amended by deleting the reference to "July 31, 2001" in clause (i) thereof and replacing it with "August 31, 2001".

                  (b) Section 2(h) of the Forbearance Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  (h) The Overadvance Fee provisions of Section 2.2.2 of the Credit Agreement shall apply during the Forbearance Period and any Overadvance Fee accrued through June 30, 2001 pursuant to Section 2.2.2 of the Credit Agreement shall be due and payable on June 30, 2001. An Overadvance Fee shall also accrue for that portion of the fiscal quarter (i) beginning on July 1, 2001 and ending on July 31, 2001, payable on July 31, 2001 and (ii) beginning on August 1, 2001 and ending on August 31, 2001, payable on August 31, 2001. The percentage

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used to calculate the Overadvance Fee of 1.5% quarterly will be pro rated to .5% monthly for the Forbearance Period.

       SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of the following conditions:

                  (a) this Amendment shall have been executed by each Borrower, all of the Banks and the Agent and the Ratification of Guaranty in the form attached hereto shall have been executed by each Guarantor;

                  (b) the Borrower shall have paid all Overadvance Fees due on or before July 31, 2001; and

                  (c) the Borrower shall have paid all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with this Amendment and the transactions contemplated hereby and any other expenses, legal fees and disbursements required to be paid pursuant to
Section 17.1 of the Credit Agreement and not heretofore paid by the Borrower for which an invoice has been submitted.

       SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) the execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement and the Forbearance Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and each Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower and each Guarantor party thereto.

       SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Forbearance Agreement and the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Forbearance Agreement and this Amendment shall be read and construed as a single agreement. All references in the Forbearance Agreement or any related agreement or instrument to the Forbearance Agreement shall hereafter refer to the Forbearance Agreement as amended hereby. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as affected by the Forbearance Agreement and this Amendment.

       SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon. Furthermore, nothing in this Agreement shall be construed as a waiver of or acquiescence in the Existing Event of Default, which shall continue in existence subject only to the agreement of the Banks and the Agent set forth herein not to enforce certain remedies for a limited period of time. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the Banks to

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extend, modify or waive any term or condition of the Credit Agreement; or (iv)
give rise to any defenses or counterclaims to the Agent's or the Banks' right to demand payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement. Following termination of the Forbearance Period, the Agent and the Banks shall be entitled to enforce the Credit Agreement according to the original terms of the Credit Agreement, as the Credit Agreement has been heretofore amended from time to time.


       SECTION 6. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries hereby releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each or all Banks from any and all liabilities and claims under the Credit Agreement, the Forbearance Agreement, this Amendment, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated thereby, except those arising after the time of execution and delivery of this Amendment.

       SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

       SECTION 9. ENTIRE AGREEMENT. This Amendment, together with the Forbearance Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

       SECTION 10. AMENDMENTS. Neither this Amendment nor any provision hereof may be modified, supplemented, waived or amended, except pursuant to Section 11 of the Forbearance Agreement.


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       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                            AZTEC TECHNOLOGY PARTNERS, INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            BLUEFLAME INC. (DE)
                                            (f/k/a PROFESSIONAL COMPUTER
                                            SOLUTIONS, INC.)
                                            (HAVING JOINT AND SEVERAL LIABILITY
                                            FOR A PORTION OF THE ACQUISITION
                                            LOANS HAVING AN OUTSTANDING
                                            PRINCIPAL AMOUNT OF $15,000,000)


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            FLEET NATIONAL BANK (AS AGENT AND
                                            AS A BANK)


                                            By: /s/ Richard E. Lynch
                                                --------------------------------
                                                Name:  Richard E. Lynch
                                                Title: Vice President


                                            CITIZENS BANK OF MASSACHUSETTS


                                            By: /s/ James M. Ray
                                                --------------------------------
                                                Name:  James M. Ray
                                                Title: Vice President


                                            THE FUJI BANK, LIMITED


                                            By: /s/ Steven Brennan
                                                --------------------------------
                                                Name:  Steven Brennan
                                                Title: Senior Vice President


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                                            NATIONAL CITY BANK OF KENTUCKY


                                            By: /s/ Jerrol Z. Miles
                                                --------------------------------
                                                Name:  Jerrol Z. Miles
                                                Title: Senior Vice President


                                            LASALLE BANK NATIONAL ASSOCIATION


                                            By: /s/ David C. Shapiro
                                                --------------------------------
                                                Name:  David C. Shapiro
                                                Title: First Vice President


                                            PEOPLE'S BANK


                                            By: /s/ John E. McArdle
                                                --------------------------------
                                                Name:  John E. McArdle
                                                Title: Vice President


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                            RATIFICATION OF GUARANTY

       Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Amendment as of July 31, 2001, and agrees that the Guaranty dated as of (a) July 27, 1998; (b) September 17, 1998; (c) October 2, 1998, (d) June 26, 2000 or (e) November 1, 2000 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                            AZTEC INTERNATIONAL LLC


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            AZTEC TECHNOLOGY PARTNERS OF NEW
                                            ENGLAND LLC (f/k/a BAY STATE
                                            COMPUTER GROUP LLC)


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary

                                            ENTRA COMPUTER CORP.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            TWO TWO TWO CORPORATION (f/k/a PCM,
                                            INC.)


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            MCDOWELL, TUCKER & CO., INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


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                                            BLUEFLAME INC.(DE)(f/k/a
                                            PROFESSIONAL COMPUTER SOLUTIONS,
                                            INC.)


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            PROFESSIONAL NETWORK SERVICES, INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            SOFTECH COMMUNICATIONS, INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            SOLUTIONS E.T.C. INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


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                                            DIGITAL NETWORK ASSOCIATES LLC


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


                                            OFFICE EQUIPMENT SERVICE, INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary



                                            BLUEFLAME, INC.


                                            By: /s/ T. Kenwood Mullare
                                                --------------------------------
                                                Title: Secretary


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